Nature of Operations	12 Months Ended
Dec. 31, 2017
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Nature of Operations
1.	Nature of Operations

Teck Resources Limited and its subsidiaries (Teck, we, us or our) are engaged in mining and related activities including research, exploration and development, processing, smelting, refining and reclamation. Our major products are steelmaking coal, copper, zinc and lead. We also produce precious metals, molybdenum, electrical power, fertilizers and other metals. Metal products are sold as refined metals or concentrates. Our energy assets include a partnership interest in an oil sands development project that is being commissioned and certain oil sands leases.

Teck Resources Limited is a Canadian corporation and our registered office is at 550 Burrard Street, Vancouver, British Columbia, Canada, V6C 0B3.